Exhibit 10.6
EXECUTION VERSION
FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) executed as of the 30th day of September, 2005, by and among RANGE RESOURCES CORPORATION, a Delaware corporation (“Company”), GREAT LAKES ENERGY PARTNERS, L.L.C., a Delaware limited liability company (“GLEP”, and together with the Company and each of their respective successors and permitted assigns, the “Borrowers” and each a “Borrower”), JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Illinois)), a national banking association (“JPMorgan Chase”), each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Amendment) or which may from time to time become a party to the Credit Agreement pursuant to the provisions of Section 29 thereof or any successor or permitted assignee thereof (hereinafter collectively referred to as “Lenders”, and individually, “Lender”), JPMorgan Chase, as Administrative Agent (in its capacity as Administrative Agent and together with its successors in such capacity, “Agent”). Capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in that certain Second Amended and Restated Credit Agreement dated as of June 23, 2004, by and among Borrower, Agent and Lenders (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).
WITNESSETH:
     WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Credit Agreement to (i) modify certain Collateral requirements and (ii) reaffirm the Borrowing Base; and Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth; and
     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, Agent and the Lenders, hereby agree as follows:
SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.
     1.1 Additional Definition. The following definition shall be and it hereby is added to Section 1 of the Credit Agreement in correct alphabetical order:
     Fourth Amendment means that certain Fourth Amendment to Second Amended and Restated Loan Agreement, dated September 30, 2005, by and among the Borrowers, the Agent
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and the Lenders.
     1.2 Amended Definition. The following definition set forth in Section 1 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     Oil and Gas Properties means all oil, gas and mineral properties and interests, and all related personal properties of any Borrower or any Guarantor which are evaluated by the Lenders for purposes of determining the Borrowing Base.
     1.3 Collateral Security. The second sentence of the first paragraph of Section 6 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     The Oil and Gas Properties heretofore and hereafter assigned and mortgaged to the Agent by Borrowers and the Guarantors shall represent not less than 70% of the Engineered Value (as hereinafter defined) of Borrowers’ and Guarantors’ Oil and Gas Properties, taken as a whole.
     1.4 Collateral Security. The last sentence of the second paragraph of Section 6 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
Borrowers will cause to be executed and delivered to the Agent, in the future, additional Security Instruments if the Agent reasonably deems such are necessary to insure perfection or maintenance of Lenders’ security interests and Liens in not less than 70% of the Engineered Value of the Oil and Gas Properties or any part thereof of Borrowers and Guarantors, taken as a whole.
     1.5 Borrowing Base. Section 7(a) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (a) Borrowing Base. Subject to Section 7(b) hereof, during the period from the date of the Fourth Amendment to the first Determination Date after the date of the Fourth Amendment, the Borrowing Base shall be $600,000,000.
     1.6 Borrowing Base. Section 7 of the Credit Agreement shall be and it hereby is amended by inserting the following as clause (c) of such section:
     (c) Notice of Redetermination. Promptly following any redetermination of the Borrowing Base pursuant to this Section 7, the Agent shall notify the Borrowers of the amount of the redetermined Borrowing Base, which Borrowing Base shall be effective as of the Determination Date specified in such notice, and such Borrowing Base shall remain in effect for all purposes of this Agreement until the next Determination Date.
     1.7 Additional Collateral. The first sentence of Section 12(v) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
Borrowers agree to regularly monitor engineering data covering all producing oil and gas properties and interests owned or acquired by Borrowers and the Guarantors on or after the
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date hereof and to mortgage or cause to be mortgaged such of the same to Agent for the ratable benefit of the Lenders in substantially the form of the Security Instruments, as applicable, to the extent that the Lenders shall at all times during the existence of the Commitment be secured by perfected Liens and security interests covering not less than seventy percent (70%) of the Engineered Value of the Oil and Gas Properties of Borrowers and the Guarantors, taken as a whole.
     1.8 Additional Collateral. The third sentence of Section 12(v) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
In order to assist Borrowers in monitoring its mortgage coverage, Agent agrees to notify Borrowers if the Lenders determine that the coverage required by this paragraph ever falls below 70%.
     1.9 Additional Collateral. The last sentence of Section 12(v) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     Upon receipt of any such notice from the Agent, Borrowers shall, within thirty (30) days of receipt of such notice, execute and deliver, or cause to be executed and delivered, Security Instruments in form and substance satisfactory to the Agent covering sufficient additional Oil and Gas Properties to bring the coverage to at least 70%.
SECTION 2. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.
     2.1 Execution and Delivery. Each Borrower and each Guarantor shall have executed and delivered this Amendment.
     2.2 Representations and Warranties. The representations and warranties of each Borrower under this Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties relate solely to an earlier date).
     2.3 No Event of Default. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default.
     2.4 Other Documents. The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent.
     2.5 Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of the Borrowers.
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SECTION 3. Representations and Warranties of Borrowers. To induce the Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Lenders as follows:
     3.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments herein, each representation and warranty of any Borrower or any Guarantor contained in the Credit Agreement or in any of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date).
     3.2 Corporate Authority; No Conflicts. The execution, delivery and performance by each Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within each such Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Borrower or any Guarantor or result in the creation or imposition of any Lien upon any of the assets of any Borrower or any Guarantor except for Permitted Liens and otherwise as permitted in the Credit Agreement.
     3.3 Enforceability. This Amendment constitutes the valid and binding obligation of each Borrower and each Guarantor enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
SECTION 4. Miscellaneous.
     4.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of such Borrower or any Guarantor under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.
     4.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     4.3 Legal Expenses. The Borrowers hereby agree, jointly and severally, to pay all reasonable fees and expenses of special counsel to the Agent incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
     4.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts
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and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Borrowers, the Lenders, and the Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
     4.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     4.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
[Signature Pages Follow]
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     IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:

RANGE RESOURCES CORPORATION a Delaware corporation

By:
Name:	Roger S. Manny
Title:	Senior Vice President

GREAT LAKES ENERGY PARTNERS, L.L.C. a Delaware limited liability company

By:	Range Holdco, Inc.
Its member

By:

Name:	Roger S. Manny
Title:	Senior Vice President

By:	Range Energy I, Inc.
Its member

By:

Name:	Roger S. Manny
Title:	Senior Vice President
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JPMORGAN CHASE BANK, N.A., formerly known as JPMorgan Chase Bank and (successor by merger to Bank One, N.A. (Illinois)), as Agent and a Lender

By:

Name:
Title:

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BANK OF SCOTLAND

By:
Name:

Title:

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CALYON NEW YORK BRANCH

By:
Name:

Title:

By:

Name:

Title:

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COMPASS BANK

By:
Name:

Title:

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FLEET NATIONAL BANK

By:
Name:

Title:

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FORTIS CAPITAL CORP.

By:
Name:

Title:

By:

Name:

Title:

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NATEXIS BANQUES POPULAIRES

By:
Name:

Title:

By:

Name:

Title:

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COMERICA BANK

By:

Name:
Title:

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HIBERNIA NATIONAL BANK

By:
Name:

Title:

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AMEGY BANK N.A. (f/k/a Southwest Bank of Texas N.A.)

By:

Name:
Title:

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HARRIS NESBITT FINANCING, INC.

By:
Name:

Title:

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KEY BANK

By:
Name:

Title:

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WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:

Title:

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UNION BANK OF CALIFORNIA, N.A.

By:

Name:
Title:

By:

Name:

Title:

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THE BANK OF NOVA SCOTIA

By:
Name:

Title:

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THE FROST NATIONAL BANK

By:
Name:

Title:

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CONSENT AND REAFFIRMATION
     The undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Fourth Amendment to Second Amended and Restated Credit Agreement (the “Fourth Amendment”); (ii) consents to Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the “Guaranty”) and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that the Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor’s acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.
     IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of this Fourth Amendment.

GUARANTORS:

RANGE ENERGY I, INC. a Delaware corporation

By:
Name:	Roger S. Manny
Title:	Senior Vice President

RANGE HOLDCO, INC. a Delaware corporation

By:

Name:	Roger S. Manny
Title:	Senior Vice President

RANGE PRODUCTION COMPANY a Delaware corporation

By:

Name:	Roger S. Manny
Title:	Senior Vice President
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RANGE ENERGY VENTURES CORPORATION, a Delaware corporation

By:
Name:	Roger S. Manny
Title:	Senior Vice President

GULFSTAR ENERGY, INC. a Delaware corporation

By:

Name:	Roger S. Manny
Title:	Senior Vice President

RANGE ENERGY FINANCE CORPORATION a Delaware corporation

By:

Name:	Roger S. Manny
Title:	Senior Vice President
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RANGE PRODUCTION I, L.P. a Texas limited partnership

By:	RANGE PRODUCTION COMPANY
Its general partner

By:
Name:	Roger S. Manny
Title:	Senior Vice President

RANGE RESOURCES, L.L.C. a Oklahoma limited liability company

By:	RANGE PRODUCTION COMPANY
Its member

By:

Name:	Roger S. Manny
Title:	Senior Vice President

By:	RANGE HOLDCO, INC.
Its member

By:

Name:	Roger S. Manny
Title:	Senior Vice President
Fourth Amendment to Second Amended and Restated Credit Agreement — Consent and Reaffirmation
DALLAS 1573842